Travelers Series Fund Inc.

On behalf of the

Travelers Managed Income Portfolio (the "Portfolio")

Supplement Dated December 3, 1998
to
Prospectus Dated February 27, 1998



	On November 24, 1998, shareholders of the Portfolio of the Travelers Series Fund Inc. (the "Fund") approved a new management agreement between the Fund on behalf the Portfolio and Travelers
Asset Management International Corporation ("TAMIC").

	Effective December 1, 1998, TAMIC will assume all of the duties previously performed by Travelers Investment Adviser, Inc., the Portfolio's manager, and The Boston Company Asset Management, Inc. the Portfolio's sub-adviser. Also the Board of Directors of the Fund have voted to change the name of the Portfolio to the Travelers Managed Income Portfolio from the TBC Managed Income Portfolio to be effective on December 1, 1998, with the assumption by TAMIC of the management of the Portfolio.





FD 01577




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